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                                                                 EXHIBIT 10.8.37

                        PERMANENT TRANSPORTATION CONTRACT
                           ASSIGNMENT AGREEMENT - FULL

THIS AGREEMENT made effective as of the 1st day of August, 2001.

BETWEEN:

SITHE/INDEPENDENCE POWER PARTNERS L.P., a Limited Partnership governed pursuant to the laws of the United States having an office in the City of New York, in the State of New York (hereinafter referred to as the "Assignor")

                                                               OF THE FIRST PART

                                     - and -

ENRON NORTH AMERICA CORP., a Company governed pursuant to the laws of the United States having an office in the City of Houston, in the State of Texas (hereinafter referred to as the "Assignee")

                                                              OF THE SECOND PART
                                     - and -

TRANSCANADA PIPELINES LIMITED, a body corporate governed pursuant to the laws of Canada having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as the "TransCanada")

                                                               OF THE THIRD PART

WITNESSES THAT:

     WHEREAS TransCanada and Assignor are parties to a firm transportation service contract to the Chippawa Delivery Point dated as of March 9, 1994 identified in TransCanada's records as Contract No. 5025 for a quantity of 41,491 GJ per day, (such agreement together with any and all amendments thereto being hereinafter called the "Contract"); and

     WHEREAS Assignor wishes to assign, set over, transfer and convey all of the Assignor's interest in, to and under the Contract (the "Assigned Interest") to Assignee, and all of the rights and obligations of the Assignor under the Contract as they relate to the Assigned Interest;

     AND WHEREAS TransCanada has agreed to consent to the assignment to the Assignee of the Assigned Interest subject to the terms and conditions of this Agreement.

     NOW THEREFORE in consideration of the mutual covenants and premises herein contained, and the payment of One Dollar ($1.00) by each party to the other parties, receipt and sufficiency of which is acknowledged, the parties agree as follows:

1. The Assignor hereby assigns, transfers, sets over and conveys to the Assignee, effective as of the 1st day of August, 2001 (the "Effective Date") the Assigned Interest and all of the Assignor's rights and obligations in, to, and under the Contract, insofar as they relate to the Assigned Interest, TO HAVE AND TO HOLD the same unto Assignee for its sole use and benefit absolutely from and after the Effective Date hereof.

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                                                       PERMANENT FULL ASSIGNMENT

2. The Assignee hereby accepts the assignment herein provided and covenants and agrees with the Assignor and TransCanada that the Assignee shall at all times, from and after the Effective Date, be bound by, observe and perform all of the duties and obligations on the part of the Assignor under the Contract, insofar as they relate to the Assigned Interest, accruing or arising on and after the Effective Date hereof as if it had been originally named as Shipper under the Contract to the extent of the Assigned Interest.

3. Subject to paragraphs 5 and 6 hereof, TransCanada, by its execution hereof, hereby consents to the assignment herein provided and agrees that from and after the Effective Date the Assignee shall be entitled to hold and enforce all the benefits, rights and privileges of the Assignor under the Contract, insofar as they relate to the Assigned Interest, as if it had been originally named as shipper under the Contract.

4. Subject to paragraphs 5 and 6 hereof, the Assignor is hereby released, as and from the Effective Date, from its obligations under the Contract, provided that nothing herein shall release the Assignor from any of its obligations under the Contract arising or attributable to the period prior to the Effective Date.

5. Notwithstanding any other provision contained in the Agreement, the parties agree that this assignment shall be subject to and conditional upon the following:

     (a) If requested by TransCanada, the Assignee shall provide to TransCanada, prior to the Effective Date, financial assurance in accordance with Section XXIII of the General Terms and Conditions set forth in TransCanada's Transportation Tariff, on terms satisfactory to TransCanada; and

     (b) TransCanada and the Assignee shall execute, prior to the Effective Date, a firm transportation service contract; (the "Assignee's Contract") wherein TransCanada provides to the Assignee firm transportation service in a quantity equal to 41,491 GJ (the "Contract Demand") and for the term commencing the Effective Date and continuing to and including the 31st day of October, 2015 (the "Term").

6. The parties acknowledge and agree that this Agreement shall be null and void and that the assignment herein provided shall be of no force or effect unless the conditions contained in paragraph 5 hereof have been fulfilled on or before the Effective Date.

7. The parties acknowledge and agree that upon execution of the Assignee's Contract and upon receipt by TransCanada of financial assurances from the Assignee (if so requested by TransCanada pursuant to paragraph 5(a) hereof) the Contract and all rights and obligations of the Assignor under the Contract shall terminate and be at an end as and from the Effective Date and the Assignee's Contract shall be the sole surviving document governing the Assigned Interest from and after the Effective Date.

8. Notwithstanding paragraph 2 and subject to paragraphs 5 and 6 hereof, the parties acknowledge and agree that the Assignee shall be responsible for all gas imbalances associated with the Contract, as the same may be determined by TransCanada in its sole discretion and regardless of whether such gas imbalances were incurred before, on or after the Effective Date, and as and from the Effective Date the Assignor shall have no rights or obligations in respect of any such gas imbalances.

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                                                       PERMANENT FULL ASSIGNMENT

9. For the purposes of Section 6.1 of the Contract, the Assignee's address shall be:

     (i)    Mailing address:        1400 Smith Street
                                    Houston, Texas
                                    77002

     (ii)   Delivery address:       same as above

     (iii)  Nominations:            Attention:           Lisa Kinsey
                                    Telecopy:            (713) 646-3338

     (iv)   Invoices:               Attention:           Rita Wayne
                                    Telecopy:            (713) 646-8420

     (v)    Other matters:          Attention:           Steve Van Hooser
                                    Telecopy:            (713) 646-3393

10. This Agreement and the rights and obligations of the parties hereunder are subject to all valid and applicable present and future laws, rules, regulations, and orders of any regulatory or legislative authority having jurisdiction or control over TransCanada's Transportation Tariff (including without limitation the FT Toll Schedule and the General Terms and Conditions set forth in such Tariff).

11. This Agreement shall be construed in accordance with and governed by the laws of the Province of Alberta and the laws of Canada applicable therein.

12. This Agreement may be executed in as many counterparts as deemed necessary and when so executed shall have the same effect as if all parties had executed the same document. Each party executing a counterpart of this Agreement shall deliver one copy of such counterpart to the other parties. This Agreement may be delivered by electronic facsimile transmission and each copy of this Agreement so delivered shall be deemed to be an originally executed copy for all purposes.

13. All terms and words herein capitalized and not otherwise defined in this Agreement shall have the meanings ascribed thereto in the FT Toll Schedule, the List of Tolls and the General Terms and Conditions of TransCanada's Transportation Tariff as amended from time to time by the National Energy Board.

14. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

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                                                       PERMANENT FULL ASSIGNMENT

15. Each of the parties hereto, by the execution and delivery of this Agreement, irrevocably and unconditionally, with respect an any matter or thing arising out of this Agreement or the Contract, attorns and submits to, and accepts the jurisdiction of, the courts of the Province of Alberta.

     IN WITNESS WHEREOF THE DULY AUTHORIZED PARTIES HERETO HAVE PROPERLY EXECUTED THIS Agreement all as and from the date first above written.

SITHE/INDEPENDENCE POWER PARTNERS L.P.       ENRON NORTH AMERICA CORP.

per: /s/ Martin B. Rosenberg                 per: /s/ Jeffrey M. Donahue, Jr.
     -------------------------------              ------------------------------
name: Martin B. Rosenberg                    name: Jeffrey M. Donahue, Jr.
     -------------------------------              ------------------------------
title:Senior Vice President                  title:Managing Director
     -------------------------------              ------------------------------
per: /s/ Sandra J. Manilla                   per: /s/ L. Don Miller
     -------------------------------              ------------------------------
name: Sandra J. Manilla                      name: L. Don Miller
     -------------------------------              ------------------------------
title:Vice President and Treasurer           title:Vice President
     -------------------------------              ------------------------------

TRANSCANADA PIPELINES LIMITED
                                             -----------------------------------
per: /s/ Iain DRM MacRae                             Contract Approval
     -------------------------------
                                             -----------------------------------
name: Iain DRM MacRae                        Customer Service Leader
     -------------------------------
                                             ------------------------- ---------
title:Manager, Sales                         Customer Representative
     -------------------------------
                                             ------------------------- ---------
                                             Legal Review               PROFORMA
                                                                        APPROVED
                                             ------------------------- ---------

per: /s/ Amelia Cheung
     -------------------------------
name: Amelia Cheung
     -------------------------------
title:Sales Representative
     -------------------------------